aTyr Pharma Advancing tRNA synthetase biology Efzofitimod in Pulmonary Sarcoidosis and Beyond June 2026 © 2026 aTyr Pharma Exhibit 99.1

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements regarding: the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates and development programs; the ability to successfully advance our product candidates and undertake certain development activities (such as the initiation of clinical trials, clinical trial enrollment, the conduct of clinical trials and announcement of clinical results) and accomplish certain development goals, and the timing of such events; the potential market opportunity for our product candidates; our ability to receive regulatory approvals for, and commercialize, our product candidates; our ability to identify and discover additional product candidates; potential partnerships and collaborations; and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involved a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. | © 2026 aTyr Pharma

Executive Summary

aTyr's Strategic Outlook: Creating First-In-Class Therapies that Modulate New Pathways in Inflammatory and Fibrotic Diseases

aTyr is advancing a platform based on tRNA synthetase biology to build a pipeline focused on inflammation and fibrosis

Efzofitimod is a biologic immunomodulator with a novel complementary mechanism of action:

- **EFZO-FIT:** largest interventional pulmonary sarcoidosis trial conducted to date; generated key insights being used to optimize the path forward for efzofitimod
- **Planned Phase 3 study in pulmonary sarcoidosis** refines primary endpoint, study design, and dosing
- **EFZO-CONNECT:** advancing efzofitimod in Phase 2 SSc-ILD study
- Efzofitimod for ILD represents up to a $5B market opportunity[1]

Lead preclinical candidate ATYR0101 in development for fibrosis is currently undergoing IND-enabling studies

aTyr retains a robust IP-protected tRNA synthetase library


Efzofitimod
Active HARS domain
Human IgGI Fc

[1]aTyr Pharma, Inc. data on file.
Abbreviations: ILD, interstitial lung disease; IP, intellectual property; SSc-ILD, systemic sclerosis-associated interstitial lung disease; tRNA, transfer ribonucleic acid.

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Pulmonary Sarcoidosis

Sarcoidosis is a Serious Orphan Disease in Desperate Need of a Safe and Effective FDA-Approved Treatment

Disease pathology

- Inflammatory disease that can affect any organ
- 90% of cases affect the lungs (pulmonary sarcoidosis)
- Characterized by noncaseating granulomas resulting from an immunologic cascade driven by proinflammatory macrophages
- Overexpression of neuropilin-2 (NRP2) in sarcoid granulomas

Epidemiology

- Orphan disease with more than 1M patients worldwide; 160k in the US[1]
- More common in women
- 3X as common in people of African descent
- >50% of patients experience moderate-severe disease with organ impairment
- 1 in 5 progress to fibrosis

Unmet Need

- Severely impaired QoL with debilitating symptoms including cough, dyspnea and fatigue
- Risk of progression and organ failure
- Increased risk of hospitalization and mortality
- Limited SoC: steroids, cytotoxic IST and TNF inhibitors have poor clinical evidence and substantial toxicity

Commercial Opportunity

- Large diagnosed rare disease population
- No FDA-approved therapy in 70+ years
- Disease and treatment burden cause psychological and socioeconomic impact
- Underserved market without near-term competition

[1]aTyr Pharma, Inc. data on file.
Abbreviations: IST, immunosuppressive therapy; QoL, quality of life; SoC, standard of care, TNF, tumor necrosis factor.

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Efzofitimod

A New Candidate for Pulmonary Sarcoidosis

A biologic immunomodulator that targets NRP2 on activated macrophage cells to resolve inflammation without immune suppression and may prevent fibrosis progression

Targets new immune receptor to restore immune balance:

- Selectively modulates NRP2
- Downregulates multiple pro-inflammatory pathways
- Broad anti-inflammatory effect without immune suppression

Preclinical data:

- Demonstrated anti-inflammatory and anti-fibrotic effects in multiple models of lung inflammation and fibrosis

Phase 1b/2a trial in pulmonary sarcoidosis:[1]

- Efzofitimod was safe and well-tolerated
- Dose-response observed across three families of pre-specified endpoints compared to placebo: lung function; quality of life; steroid reduction


Science
12 MARCH 2025
Translational
Medicine
AAAS

Cover photo shows NRP2 expression in sarcoid granuloma[2]


SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

INTERSTITIAL LUNG DISEASE

A human histidyl-tRNA synthetase splice variant therapeutic targets NRP2 to resolve lung inflammation and fibrosis

INTRODUCTION

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

RESULTS

[1]Culver D, et al., *CHEST*. 2023;163, 881-890. [2]Nangle LA, et al. *Sci Transl Med*. 2025 Mar 12;17(789):eadp4754. Abbreviations: NRP2, neuropilin-2.

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Follow up EFZO-FIT: Largest Interventional Trial Conducted in Pulmonary Sarcoidosis EFZO-FIT 1268 patients were randomized; 264 patients were randomized and dosed Topline data reported Q3 ‘25. *Time frame BL to W48. Abbreviations: BL, baseline; Dx, diagnosis; KSQ-L, King’s Sarcoidosis Questionnaire-Lung Score; OCS, oral corticosteroids; PE, primary endpoint; Q4W, every four weeks; R, randomized; W, week; WASOG, World Association for Sarcoidosis and Other Granulomatous Disorders. | © 2026 aTyr Pharma Target Population: Moderate to severe pulmonary sarcoidosis Enrollment: N=2681 Dx of pulmonary sarcoidosis for ≥6 mos Stable treatment with ≥7.5 and ≤25 mg/d OCS Extent of fibrosis <20% Symptomatic with KSQ-L score ≤70 Primary Endpoint:* Change from BL in mean daily OCS dose at W48 Protocol-guided steroid taper Global trial conducted at 85 centers in 9 countries: Many trial sites are WASOG centers of excellence Efzofitimod 5 mg/kg (n=88) Efzofitimod 3 mg/kg (n=86) Placebo (n=90) R 1:1:1 2 Begin OCS taper 0 8 12 End OCS taper 16 20 24 28 32 36 40 44 48 PE 52 4 Infusion Q4W for a total of 12 doses Week: EFZO-FIT Study Design

EFZO-FIT

Substantial Steroid Reduction Observed in all EFZO-FIT Groups Provides Important Insights

Although the primary endpoint of the study was not met, we learned that patients with chronic, symptomatic pulmonary sarcoidosis can be managed for prolonged periods on lower doses of OCS without worsening of disease

ITT: Mean Change from BL in OCS Dose Over Time (Primary Endpoint)



Placebo
Efzofitimod 3 mg/kg
Efzofitimod 5 mg/kg
Mean Change from BL in OCS Dose (mg/day)
0
-2
-4
-6
-8
BL
1-4
5-8
9-12
13-16
17-20
21-24
25-28
29-32
33-36
37-40
41-44
45-48
Weeks

Steroid Free at Week 48

		Efzofitimod	
	Placebo N=90	3 mg/kg N=86	5 mg/kg N=88
Steroid free; n (%)	36 (40.2)	45 (51.8)	46 (52.6
Odds ratio (95% CI)	—	1.6 (0.9, 3.0)	1.7 (0.9, 3.1)
p-value	—	*0.1172*	*0.0919*

Note: The study's statistical analysis plan was designed on a hierarchical assessment basis. As the primary endpoint did not achieve statistical significance, p-values for other endpoints are reported and should be interpreted as nominal p-values.
Abbreviations: BL, baseline; CI, confidence interval; ITT, intention to treat; OCS, oral corticosteroids; W, week.

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p=0.0479 Weeks Estimates with 95% CIs from MMRM Evidence of Clinical Activity Demonstrated Across Multiple Pre-specified QoL Endpoints EFZO-FIT *Difference in LS Means from Placebo (with 95% CIs) from MMRM. Abbreviations: BL, baseline; CI, confidence interval; KSQ-L, King’s Sarcoidosis Questionnaire-Lung Score; LS, least squares; MMRM, mixed model for repeated measures; QoL, quality of life. | © 2026 aTyr Pharma KSQ-L measures how much pulmonary sarcoidosis affects a patient’s perceived respiratory QoL: By weeks 9-12, KSQ-L was significantly increased in patients on 5.0 mg/kg efzofitimod relative to placebo Increased KSQ-L represents improved QoL Steroid reduction and KSQ-L composite endpoint measures whether patients could both reduce steroids and improve QoL: More patients met the composite of steroid-free with improved KSQ-L on 5.0 mg/kg efzofitimod Efzofitimod 5 mg/kg vs Placebo from Logistic Regression Steroid-free Steroid-free & KSQ-L >-3 (stable) Steroid-free & KSQ-L ≥8 (improvement) Odds Ratio (95% CI) Favors Efzofitimod Differences in KSQ-L Score Change from BL* Efzofitimod 3 mg/kg Efzofitimod 5 mg/kg Placebo p=0.0196

Evidence of Clinical Activity Demonstrated Across Multiple Pre-specified QoL Endpoints EFZO-FIT *Difference in LS Means from Placebo (with 95% CIs) from MMRM. Abbreviations: BL, baseline; CI, confidence interval; FAS, fatigue assessment scale; KSQ-GH, King’s Sarcoidosis Questionnaire-General Health Score; LS, least squares; MMRM, mixed model for repeated measures; QoL, quality of life. | © 2026 aTyr Pharma KSQ-GH measures how much pulmonary sarcoidosis affects a patient’s perceived general health: By weeks 9-12, KSQ-GH was significantly increased in patients on 5.0 mg/kg efzofitimod relative to placebo Increased KSQ-GH represents improved QoL FAS measures how much fatigue affects the patient: By weeks 9-12, FAS was significantly decreased in patients on 5.0 mg/kg efzofitimod relative to placebo Decreased FAS represents improved fatigue Estimates with 95% CIs from MMRM p=0.0197 p=0.0226 Weeks Estimates with 95% CIs from MMRM Differences in KSQ-GH Score Change from BL* Differences in FAS Total Score Change from BL* Efzofitimod 3 mg/kg Efzofitimod 5 mg/kg Placebo Weeks

Forced Vital Capacity Maintained Despite Steroid Taper EFZO-FIT EFZO-FIT enrolled a heterogenous patient population with various pulmonary phenotypes *Difference in LS Means from Placebo (with 95% CIs) from MMRM. Abbreviations: BL, baseline; CI, confidence interval; FVC, forced vital capacity; L, liter; LS, least squares; MMRM, mixed model for repeated measures; W, week. | © 2026 aTyr Pharma Efzofitimod Placebo N=90 3 mg/kg N=86 5 mg/kg N=88 LS means at W48 (mL) 3380.4 3369.7 3395.4 LS means change from BL (mL) -84.5 -95.1 -69.4 Difference in LS mean (mL) (95% CI) — -10.6 (-104.7, 83.5) 15.1 (-77.4, 107.6) p-value — 0.8244 0.7485 FVC at Week 48 (MMRM) Change from BL in FVC (L) Over Time Weeks Average Change in FVC (L) Placebo Efzofitimod 3 mg/kg Efzofitimod 5 mg/kg

Efzofitimod was generally well-tolerated at both the 3.0 mg/kg and 5.0 mg/kg doses, consistent with a previously observed safety profile in all trials conducted to date AEs were mostly mild or moderate in severity and generally assessed as unrelated to the study drug SAEs were limited and balanced between groups Proportion of patients with treatment-related SAEs and events leading to discontinuation was small and balanced between groups Proportion of patients who developed antidrug antibodies was small and balanced between groups Efzofitimod was Generally Well-Tolerated with Consistent Safety Profile EFZO-FIT Abbreviations: AE, adverse event; SAE, serious adverse event. | © 2026 aTyr Pharma

FDA Type C Meeting Informs Future Efzofitimod Development FDA indicated support for FVC and KSQ-L as clinically meaningful endpoints in pulmonary sarcoidosis KSQ-L: FDA recommended the inclusion of wheezing and cough severity as separate measures of patient symptoms, along with new anchors to interpret the clinically meaningful threshold, based on further content validation Our conclusion: FVC is a more appropriate primary endpoint for C-006, considering FDA has not fully endorsed KSQ-L as fit-for-purpose FDA reviewed data presenting the rationale for utilizing FVC as an endpoint in the target population for C-006 based on data from EFZO-FIT FDA acknowledged reasonableness of the proposed Q3W dosing in the proposed patient population in C-006 Aligned with FDA on incorporating additional risk mitigation strategies in the protocol Safety surveillance for the potential for development of anti-synthetase syndrome will be closely and prospectively monitored Data Monitoring Committee will be in place Benefit/risk profile Efzofitimod’s benefit/risk profile supports continued development with Q3W dosing in proposed population Company plans to file IND for C-006 in June 2026 Path Forward Objective: align on the path forward for efzofitimod in pulmonary sarcoidosis Outcome: Company to continue development of efzofitimod in pulmonary sarcoidosis incorporating FDA feedback, including plans to pursue new Phase 3 study (C-006) Abbreviations: FDA, Food and Drug Administration; FVC, forced vital capacity; IND, investigational new drug; KSQ-L, King’s Sarcoidosis Questionnaire-Lung; Q3W, every three weeks. | © 2026 aTyr Pharma

Path Forward

Sarcoidosis has Heterogenous Lung Phenotypes; FVC Relevant Only in Restrictive Phenotype

FVC has been used as a registrational endpoint in related ILD indications, with approvals being granted for placebo adjusted differences as low as 45 mL

Phenotype	Definition*	Real-World Data* N=562 (%)	EFZO-FIT† N=264 (%)	Relevant Endpoint
Normal	Not having any impairment	246 (43.8)	89 (33.7)	—
Restrictive	**FVC < lower limit of normal (LLN) with FEV1/FVC ≥ LLN**	**149 (26.5)**	**44 (16.7)**	**FVC**
Obstructive	FEV1/FVC ≤ LLN with FVC ≥ LLN	71 (12.6)	70 (26.5)	FEV1
Mixed (combined obstructive/restriction)	FVC < LLN and FEV1/FVC < LLN	50 (8.9)	34 (12.9)	FVC, FEV1
Isolated diffusion-limited	DLCO < LLN with no restrictive or obstructive defect	46 (8.2)	27 (10.2)	DLCO

*Sharp M, et al. *Ann Am Thorac Soc*. 2023 Jan;20(1):30-37. †Data on file.
Abbreviations: DLCO, diffusing capacity of the lungs for carbon monoxide; FEV1, forced expiratory volume in 1 second; FVC, forced vital capacity; LLN, lower limit of normal.

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Path Forward

Data from EFZO-FIT Support Our Rationale for FVC as Primary Endpoint in Target Patient Population

Clinically meaningful FVC benefit observed at week 48 in patients with restrictive lung disease when treated with efzofitimod


FVC (L) Over Time By-Phenotype & Treatment (RCRM)
Restrictive†
FVC (L) with 95% CIs from RCRM
3.05
2.95
2.85
2.75
2.65
2.55
2.45
124 mL‡
1
29
57
85
113
141
169
197
225
253
281
309
337
365
Study Day
Placebo
Efzofitimod 5 mg/kg

Baseline characteristics were generally similar to the ITT population with a few notable exceptions

- Expectedly, the FVCpp in the restrictive subset (~70%) was lower when compared to the ITT population (~88%)
- AE profile was generally similar to the ITT population with the exception that wheezing was not reported in the restrictive subset

Efzofitimod 5 mg/kg showed trends toward greater steroid reduction vs placebo in the restrictive population

- OCS reduction from baseline observed at W48: 74% vs 58%
- Steroid free observed at W48: 50% vs 40%
- Relapse (steroid rescue for >14d) observed at W48: 8% vs 31%

W48 window ends on Study Day 351. *Not Restrictive: includes normal, mixed, obstructive, diffusion limited.†Restrictive: BL FVCpp ≤80% & FEV1/FVC Ratio ≥0.7; ‡RCRM delta between 5mg/kg and placebo at W48. Abbreviations: CI, confidence interval; FEV1, forced expiratory volume in 1 second; FVC, forced vital capacity; FVCpp, forced vital capacity, percent predicted; ITT, intention-to-treat; L, liter; OCS, oral corticosteroids; RCRM, regression coefficient reassessment method; W, week.

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Path Forward

Benefit on PROs Observed in EFZO-FIT in ITT Remains Consistent in Restrictive* Population


KSQ-L Predicted RCRM†
KSQ-Lung with 95% CIs
70
65
60
55
50
1 29 57 85 113 141 169 197 225 253 281 309 337 365
Study Day
Placebo
Efzofitimod 5 mg/kg
KSQ-GH Predicted RCRM‡
KSQ-GH with 95% CIs
75
70
65
60
55
50
1 29 57 85 113 141 169 197 225 253 281 309 337 365
FAS Predicted RCRM§
FAS with 95% CIs
30
25
20
1 29 57 85 113 141 169 197 225 253 281 309 337 365

*Restrictive by FVCpp: Baseline FVCpp ≤80% & FEV1/FVC ration ≥0.7. †RCRM model est. adj. for Baseline MMLUNGSS. ‡RCRM model est. adj. for Baseline MMGENHSS. §RCRM model est. adj. for Baseline MMFASTOT. Week 48 window ends on Study Day 351. Abbreviations: CI, confidence interval; FAS, Fatigue Assessment Scale; FEV1, forced expiratory volume in 1 second; FVC, forced vital capacity; FVCpp, forced vital capacity, percent predicted; ITT, intention-to-treat; KSQ-GH, King's Sarcoidosis Questionnaire-General Health; KSQ-L, King's Sarcoidosis Questionnaire-Lung; MMLUNGSS, baseline lung symptom score; MMFASTOT, baseline fatigue total score; MMGENHSS, baseline general health score; PRO, patient-reported outcome; RCRM, repeated continuous reassessment method.

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Go-Forward Development Plan Leverages Insights from EFZO-FIT and Engagement with FDA Path Forward Study design to incorporate key changes intended to demonstrate compelling evidence of efficacy and safety on clinically meaningful endpoint Abbreviations: FVC, forced vital capacity; Q3W, every three weeks; Q4W, every four weeks. | © 2026 aTyr Pharma All lung phenotypes Forced steroid taper 5.0 mg/kg Q4W Steroid reduction at week 48 Study design Primary endpoint Dosing Restrictive lung phenotype Stable background treatment FVC at week 48 5.0 mg/kg Q3W EFZO-FIT New Trial

Continue on stable background therapy (OCS 0 to ≤5 mg/d) Continue on stable background IS Screening A Phase 3 Randomized Double-Blind Placebo-Controlled Study to Evaluate Efzofitimod in Patients with Pulmonary Sarcoidosis Target Population: Moderate to severe pulmonary sarcoidosis with restrictive disease Enrollment (N≈372) Primary Endpoint: Change from BL in FVC (mL) at W48 Key Secondary Endpoint: Change from BL in KSQ-L score at W48 No steroid taper protocol: Participants will remain on stable background therapy of OCS and/or IS Path Forward Key endpoints designed to assess how patients function and feel Abbreviations: BL, baseline; D, day; FVC, forced vital capacity; IS, immune suppressant; KSQ-L, King’s Sarcoidosis Questionnaire-Lung Score; OCS, oral corticosteroids; Q3W, every three weeks; R, randomized; W, week. | © 2026 aTyr Pharma Efzofitimod 5 mg/kg (n≈186) Placebo (n≈186) R 1:1 Follow up Infusion Q3W for a total of 17 doses -6W 6 9 12 15 18 21 24 27 30 33 48 Endpoints 54 Safety D1 Week: 3 36 39 42 45 51 C-006 Study Design

Path Forward

Proposed Key Inclusion and Exclusion Criteria

Study focuses on the right patients for the right endpoints

Inclusion Criteria	Exclusion Criteria
– Documented history of pulmonary sarcoidosis for at least 6 months – Symptomatic pulmonary sarcoidosis: • MRC dyspnea scale grade ≥2 • KSQ-L score ≤60 – Restrictive pulmonary disease: • FVC percent predicted (FVCpp) ≥50% to ≤80% • Forced expiratory volume in 1 second FEV1/FVC ≥0.7 – Stable dose of OCS and/or IS: • OCS dose ≤5 mg/day (prednisone equivalent) for at least 4 weeks • IS treatment for ≥6 months on stable dose for ≥3 months	– HRCT fibrosis score >20% – DLCOpp <40% – Treatment within 4 months with biological immunomodulators, antifibrotics or interleukin inhibitors

Abbreviations: DLCOpp, diffusing capacity of the lungs for carbon monoxide, percent predicted; FEV1, forced expiratory volume in 1 second; FVCpp, forced vital capacity, percent predicted; HRCT, high-resolution computed tomography; IS, immune suppressant; KSQ-L, King's Sarcoidosis Questionnaire-Lung Score; MRC, Modified Medical Research Council; OCS, oral corticosteroid.

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Target Population

US Pulmonary Sarcoidosis Target Population: ILD Without Advanced Fibrosis

~160k Diagnosed US pulmonary sarcoidosis patients†

~90k Moderate to severe disease
(Symptomatic, functional impairment, with or without fibrosis)

~18k
Obstructive

~24k
Mixed/Diffusion-limited

~38k
Restrictive*

~10k
Advanced fibrosis†

Efzofitimod Target Population

- Patients with restrictive lung disease without advanced fibrosis
- Upside opportunity in mixed and/or diffusion-limited patients
- Up to 62k patients in US alone

*<80% FVCpp; FEV1/FVC ≥0.7. †>20% on HRCT; †Diagnosed pulmonary means ICD10 code D86.0 or D86.2.
Sharp M, et al. *Ann Am Thorac Soc*. 2023 Jan;20(1):30-37; Obi O, et al. *Chest*. 2024 Apr; 165(4):892-907.
Abbreviations: FEV1, forced expiratory volume in 1 second; FVC, forced vital capacity; FVCpp, forced vital capacity, percent predicted; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; pp, percent predicted.

19 | © 2026 aTyr Pharma

Efzofitimod Targets NRP2 Biology to Reset Pro-Inflammatory Macrophages MOA Nangle LA, et al. Sci Transl Med. 2025 Mar 12;17(789):eadp4754. Abbreviations: CCR2, C-C Chemokine Receptor Type 2; CD14, cluster of differentiation 14; IL-6, interleukin-6; MCP-1, monocyte chemoattractant protein-1; MOA, mechanism of action; NRP2, neuropilin-2; TNF-⍺, tumor necrosis factor-alpha. | © 2026 aTyr Pharma Immune triggers recruit pro-inflammatory macrophages. Persistent inflammation can lead to progressive fibrosis. Pro-inflammatory macrophages express inflammatory factors, as well as NRP2, a regulator of inflammatory state. Efzofitimod binds to NRP2, promoting a less inflammatory macrophage population. Key drivers of inflammation and fibrosis are downregulated. Inflamed lungs Calmed lungs Disease State Efzofitimod MOA Macrophage CD14 CCR2 NRP2 Efzofitimod binds to NRP2 MCP-1 TNF-a IL-6 MCP-1 TNF-a IL-6

ILD is an umbrella term including >200 rare lung disorders characterized by inflammation and scarring of the lung interstitium Many ILDs share common clinical presentations and pathologic features, and are managed similarly to pulmonary sarcoidosis with immunomodulatory therapy Treatment goals are to improve QoL and prevent permanent lung damage caused by fibrosis Current therapies are toxic, slow disease decline at best, and do not improve QoL Most drug development efforts have focused on the fibrotic side of the ILD market (IPF/PPF), leaving the larger inflammatory side of the market untapped and in need of innovation Up to $5B market opportunity1 Interstitial Lung Disease Requires New Treatment Approaches ILD Efzofitimod’s novel and complementary MOA may address the significant unmet medical need in ILD 1aTyr Pharma, Inc. data on file. Abbreviations: ILD, interstitial lung disease; IPF, idiopathic pulmonary fibrosis; MOA, mechanism of action; PPF, progressive pulmonary fibrosis; QoL, quality of life. | © 2026 aTyr Pharma

SSc-ILD

SSc-ILD is a Common and Deadly Manifestation of Systemic Sclerosis

Disease pathology

- Chronic, progressive autoimmune disease
- Characterized by inflammation and fibrosis of the skin and other organs, including the lungs
- >50% of patients experience ILD
- Key immune mediators include IL-6, MCP-1 and BAL neutrophil infiltration

Epidemiology

- More than 1.5M patients worldwide with SSc-ILD; ~60k in the US
- Average age of onset between 45-55
- 70-90% of ILD develops within first 3 years of SSc diagnosis
- 30% of patients develop fibrosis

Unmet Need

- Debilitating disease manifestations impacting QoL with high morbidity and mortality
- 3X greater mortality risk than SSc alone
- Limited treatment options with only 2 approved therapies
- Current therapies only slow decline with no QoL benefit

Abbreviations: BAL, bronchoalveolar lavage; IL-6, interleukin-6; ILD, interstitial lung disease; MCP-1, monocyte chemoattractant protein-1; SSc, systemic sclerosis; SSc-ILD, systemic sclerosis-associated interstitial lung disease; QoL, quality of life.

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EFZO-CONNECT

Phase 2 Study to Evaluate the Efficacy, Safety, and Tolerability of Efzofitimod in Patients with SSc-ILD

Interim analysis report in Q2 2025; enrollment completion expected in 1H 2026

Target Population: SSc with progressive ILD
- Enrollment: N=25
- Patients with SSc (ACR/EULAR criteria), and ILD (BL HRCT)
- Progressive disease (recent onset, evidence for inflammation, diffuse cutaneous SSc)
- On background mycophenolate therapy or equivalent

Primary Objective:
- Assess the efficacy of efzofitimod on pulmonary, cutaneous, and systemic manifestations in SSc-ILD

Primary Endpoint:
- Lung function: FVC

Secondary Endpoints:
- Symptom control: PROs
- Skin: histopathology, gene profiling, biomarkers, mRSS

EFZO-CONNECT Study Design


Stable background regimen
Efzofitimod 450 mg (n=10)
Efzofitimod 270 mg (n=10)
Placebo (n=5)
Follow-up
Screening
Week: -4W
0
4
8
12
Interim skin assessments
16
20
24
PE
28
Safety
▼Infusion Q4W for a total of 6 doses

Abbreviations: ACR, American College of Rheumatology; BL, baseline; EULAR, European League Against Rheumatism; FVC, forced vital capacity; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; PE, primary endpoint; PRO, patient reported outcome; mRSS, modified Rodnan Skin Score; Q4W, every 4 weeks; SSc, systemic sclerosis; SSc-ILD, systemic sclerosis-associated interstitial lung disease; W, week.

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Our tRNA Synthetase Library: Potential Candidates in a New Class of Medicine Full-length tRNA synthetases Natural fragments and variants Novel extracellular functions gained through evolutionary intelligence Pipeline products Pipeline | © 2026 aTyr Pharma WHEP WHEP Fc Fc Efzofitimod D-N1 D-N1 Fc Fc ATYR0101 C-Ala C-Ala Fc Fc ATYR0750 HARS WHEP Catalytic Anti-codon binding Domains: Abbreviations: C-Ala, C-terminal alanine-binding domain; D-N1, N-terminal domain 1; Fc, fragment crystallizable region (of an antibody); HARS, histidyl-tRNA synthetase; tRNA, transfer ribonucleic acid; WHEP, domain named after the proteins in which it was first identified: tryptophanyl-tRNA synthetase (W), histidyl-tRNA synthetase (H), and glutamyl-prolyl-tRNA synthetase (EP). WHEP Catalytic Anti-codon binding

Pipeline

Efzofitimod Leads a Growing Pipeline of tRNA Synthetase-Derived Biologics

PROGRAM	tRNA SYNTHETASE	MOA	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Efzofitimod	HARS	NRP2 modulator	Pulmonary Sarcoidosis				
			SSc-ILD	efzo-connect			
			Other ILD				
ATYR0101	DARS	Myofibroblast depleter	Fibrosis				
ATYR0750	AARS	FGFR4 modulator	Fibrosis				
tRNA Synthetase Candidates[1]	Multiple	Multiple	Multiple				

[1]Pipeline candidates in development based on additional tRNA synthetases from IP portfolio.
Abbreviations: AARS, alanyl-tRNA synthetase; DARS, aspartyl-tRNA synthetase; FGFR4, fibroblast growth factor receptor 4; HARS, histidyl-tRNA synthetase; ILD, interstitial lung disease; IP, intellectual property; MOA, mechanism of action; NRP2, neuropilin-2; SSc-ILD, systemic sclerosis-associated interstitial lung disease; tRNA, transfer ribonucleic acid.

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aTyr's Strategic Outlook

Advancing a platform based on tRNA synthetase biology to build a pipeline focused on inflammation and fibrosis

Pulmonary sarcoidosis	Efzofitimod opportunity	Pipeline, IP and cash
Efzofitimod is a biologic immunomodulator with a novel and complementary mechanism of action	Efzofitimod in position to be first to market in pulmonary sarcoidosis without near term competition	aTyr retains a robust IP-protected tRNA synthetase library
EFZO-FIT: largest interventional pulmonary sarcoidosis trial conducted to date generated key insights being used to optimize the path forward for efzofitimod	Therapeutic potential beyond sarcoidosis - advancing efzofitimod in SSc-ILD	Advancing additional pre-clinical candidates for fibrosis
Planned Phase 3 study in pulmonary sarcoidosis refines primary endpoint, study design, and dosing	Efzofitimod for ILD represents up to a $5B market opportunity[1]	~$68.3M in cash, restricted cash, cash equivalents and available-for-sale investments as of March 31, 2026

[1]aTyr Pharma, Inc. data on file.
Abbreviations: ILD, interstitial lung disease; IP, intellectual property; SSc-ILD, systemic sclerosis-associated interstitial lung disease; tRNA, transfer ribonucleic acid.

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